SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report  (Date of Earliest  event reported) August  18, 1999

                                      WINCROFT, INC.
               (Exact Name of Registrant as Specified in its Charter)




               Colorado                 0-12122        84-0601802
             (State of                 (Commission    (IRS Employer
             Incorporation)             File Number)   Identification No.)


           Elthorne Gate, 64 High Street, Pinner Middelsex, England  HA5 5QA
                     (Address of Principal Executive Offices)

     Registrant's telephone number,  including area  code:(011441)81 429 7319

          ITEM 2.   Acquisition or Disposition of Assets

               On July 1, 1999 Registrant disposed of its sole 100% owned subsidiary Wincroft (UK), Ltd. for a nominal consideration to AM Investments, Ltd.

          ITEM 7.   Exhibits

               (10) Material Contracts
                    a) Agreement between Wincroft, Inc. and AM Investments,
          Ltd.


                                     SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Wincroft, Inc.




                              By:  /s/ Jason Conway
                                   President

          Dated:  August 18, 1999

                                       EXHIBIT

          Agreement between Wincroft, Inc. and AM Investments, Ltd.